                                  Exhibit 99.3

              Series 1998-1 Monthly Certificateholders' Statement
                for the period May 6, 1998 through May 31, 1998

                                               MONTHLY CERTIFICATEHOLDER'S STATEMENT
                                                YOUNKERS MASTER TRUST SERIES 1995-1
                                         PROFFITT'S CREDIT CARD MASTER TRUST SERIES 1998-1

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and
Servicing Agreement"), as supplemented by the Series 1998-1 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation as Transferor, Proffitt's,
Inc. as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. All references herein to
Younkers Master Trust Series 1995-1 and Proffitt's Credit Card Master Trust Series 1998-1 are used interchangeably. The information with respect to Series 1998-1 is set forth below:

     DATE OF THE CERTIFICATE                                            JUNE 10, 1998
     MONTHLY PERIOD ENDING:                                              MAY 31, 1998
     DETERMINATION DATE                                                 JUNE 10, 1998
     DISTRIBUTION DATE                                                  JUNE 15, 1998
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                                                              GENERAL
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 201  Amortization Period                                                                                No  201
 202  Early Amortization Period                                                                          No  202
 203  Class A Investor Amount paid in full                                                               No  203
 204  Class B Investor Amount paid in full                                                               No  204
 205  Class C Investor Amount paid in full                                                               No  205
 206  Proffitt's Inc. is the Servicer                                                                   Yes  206
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                                                          INVESTOR AMOUNT
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                                                                       as of the end          as of the end
                                                                          of prior             of relevant
                                                                       Monthly Period         Monthly Period
                                                                      ---------------         --------------
 207  Series 1998-1 Investor Amount                                      $91,500,000   207(a)   $91,500,000  207(b)
 208    Class A Investor Amount                                          $67,000,000   208(a)   $67,000,000  208(b)
 209    Class B Investor Amount                                          $ 8,000,000   209(a)   $ 8,000,000  209(b)
 210    Class C Investor Amount                                          $16,500,000   210(a)   $16,500,000  210(b)

 211  Series 1998-1 Adjusted Investor Amount                             $91,500,000   211(a)   $91,500,000  211(b)
 212  Series 1998-1 Investor Amount                                      $91,500,000   212(a)   $91,500,000  212(b)
 213    Principal Account Balance                                        $       --    213(a)   $       --   213(b)


 214    Class A Certificate Rate                                                                      6.43%  214
 215    Class B Certificate Rate                                                                      6.61%  215
 216    Class C Certificate Rate                                                                      0.00%  216
 217  Weighted average interest rate for Series 1998-1                                                5.29%  217

                                                                       as of the end          as of the end
                                                                          of prior             of relevant
                                                                       Monthly Period         Monthly Period
                                                                      ---------------         --------------
 218  Series 1998-1 Investor Percentage with respect to Finance Charge
      Receivables                                                           13.22%     218(a)       13.27%   218(b)
 219    Class A                                                              9.68%     219(a)        9.72%   219(b)
 220    Class B                                                              1.16%     220(a)        1.16%   220(b)
 221    Class C                                                              2.38%     221(a)        2.39%   221(b)

 222  Series 1998-1 Investor Percentage with respect to Principal
      Receivables                                                           13.22%     222(a)       13.27%   222(b)
 223    Class A                                                              9.68%     223(a)        9.72%   223(b)
 224    Class B                                                              1.16%     224(a)        1.16%   224(b)
 225    Class C                                                              2.38%     225(a)        2.39%   225(b)

 226  Series 1998-1 Investor Percentage with respect to Default Amounts     13.22%     226(a)       13.27%   226(b)
 227    Class A                                                              9.68%     227(a)        9.72%   227(b)
 228    Class B                                                              1.16%     228(a)        1.16%   228(b)
 229    Class C                                                              2.38%     229(a)        2.39%   229(b)

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
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                                               SERIES 1998-1 INVESTOR DISTRIBUTIONS
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
 230  The sum of the daily allocations of collections of Principal
      Receivables for the relevant Monthly Period                                               $       --    230
 231  Class A distribution of collections of Principal Receivables
      per $1,000 of original principal amount                                                   $       --    231
 232  Class B distribution of collections of Principal Receivables
      per $1,000 of original principal amount                                                   $       --    232
 233  Class C distribution of collections of Principal Receivables
      per $1,000 of original principal amount                                                   $       --    233
 234  Class A distribution attributable to interest per $1,000 of
      original principal amount                                                                 $      5.36   234
 235  Class B distribution attributable to interest per $1,000 of
      original principal amount                                                                 $      5.51   235
 236  Class C distribution attributable to interest per $1,000 of
      original principal amount                                                                 $       --    236
 237  Monthly Servicing Fee for the next succeeding Distribution Date
      per $1,000 of original principal amount                                                   $      1.67   237
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                                              COLLECTIONS ALLOCATED TO SERIES 1998-1
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      Allocations of Finance Charge Collections
      -----------------------------------------
 238  Investor allocation of Finance Charge Collections during the
      Collection Period pursuant to Section 4.4                                                 $ 1,805,894   238
 239  Investment earnings during Collection Period of Series Accounts
      to be treated as investor Finance Charge Collections:                                     $       --    239
 240       (a) Collection Account                                                               $       --    240
 241       (b) Reserve Account                                                                  $       --    241
 242       (c) Principal Account                                                                $       --    242
 243  Monthly Finance Charge Allocation prior to allocation of Shared
      Finance Charge Collections (line 238 + line 239)                                          $ 1,805,894   243
 244  "Reserve Draw Amount" for the Distribution Date (pursuant to
      Section 4.9 (b))                                                                          $       --    244
 245  "Reserve Account Surplus" for the Distribution Date (pursuant to
      Section 4.9(c))                                                                           $       --    245
 246  Final Reserve Account disbursement (pursuant to Section 4.9 (d))                          $       --    246
 247  Total allocations of Finance Charge Collections during the Relevant
      Monthly Period (sum of line 243, line 244, line 245 and line 246)                         $ 1,805,894   247
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                                             APPLICATION OF FINANCE CHARGE COLLECTIONS
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 248  Shared Finance Charge Collections allocated to Series 1998-1 to
      cover the Total Deficiency Amount pursuant to Section 4.6                                 $       --    248
 249  Class A Monthly Interest plus the amount of any previous month's
      Class A Interest Shortfall plus any Class A Additional Interest
      (Section 4.6 (a))                                                                         $   359,008   249
 250  Class B Monthly Interest plus the amount of any previous month's
      Class B Interest Shortfall plus any Class B Additional Interest
      (Section 4.6 (b))                                                                         $    44,067   250
 251  Investor Monthly Servicing Fee due for the relevant Monthly
      Period (Section 4.6 (c))                                                                  $   152,500   251
 252  Investor Monthly Servicing Fee due but not distributed to the
      Servicer for prior Monthly Periods (Section 4.6 (c))                                      $       --    252
 253  Investor Default Amount (Section 4.6 (d))                                                 $   258,757   253
 254  Unpaid Deposit Obligation (Section 4.6 (e))                                               $       --    254
 255  Aggregate amount of Class A Investor Charge-Offs which have not
      been previously reimbursed (Section 4.6 (f))                                              $       --    255

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
 256  An amount equal to any unreimbursed reductions of the Class B
      Investor Amount, if any, due to (i) Reallocated Principal
      Collections and (ii) Class B Investor Charge-Offs (Section
      4.6 (f))                                                                                  $       --    256
 257  An amount equal to any unreimbursed reductions of the Class C
      Investor Amount, if any, due to (i) Reallocated Principal
      Collections and (ii) Class C Investor Charge-Offs (Section
      4.6 (f))                                                                                  $       --    257
 258  Excess, if any, of the Required Reserve Account Amount over the
      amount on deposit in the Reserve Account (Section 4.6 (g))                                $       --    258
 259  Class C Certificate Interest accrued and unpaid in respect of the portion of the Class C Investor Amount held by Persons
      other than the Servicer or its Affiliates (Section 4.6 (h))                                             259
 260  Excess Spread                                                                             $   991,561   260
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                                                DETERMINATION OF MONTHLY PRINCIPAL
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      During the Accumulation Period
      ------------------------------
 261  Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior
      to the inclusion of amounts in line 262 below                                             $       --    261
 262  Amounts included in calculation of Excess Spread to be included
      in Collections of Principal Receivables (Section 4.6 (d),(e),(f))                         $       --    262
 263  Monthly Total Principal Allocation (Section 4.4 (b)(ii))                                  $       --    263

 264  Controlled Deposit Amount                                                                 $       --    264
 265  Controlled Deposit Amount for the relevant Monthly
      Period during the Accumulation Period                                                     $       --    265
 266  Deficit Controlled Deposit Amount for the preceding Monthly Period                        $       --    266

 267  Excess of the Monthly Total Principal Allocation over the Controlled
      Deposit Amount to be paid to the holder of the Exchangeable Transferor
      Certificates                                                                              $       --    267

 268  Deficit Controlled Deposit Amount for the relevant Monthly Period                         $       --    268

 269  Total amount deposited to the Principal Account                                           $       --    269

      During the Rapid Amortization Period
      ------------------------------------
 270  Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior
      to the inclusion of amounts in line 271 below                                             $       --    270
 271  Amounts included in calculation of Excess Spread to be included
      in Collections of Principal Receivables (Section 4.6 (d),(e),(f))                         $       --    271
 272  Monthly Total Principal Allocation (Section 4.4 (b)(ii))                                  $       --    272

 273  Lesser of the Monthly Total Principal Allocation and the Adjusted
      Investor Amount (Section 4.4 (c)(ii))                                                     $       --    273

 274  Shared Principal Collections allocable to the Series 1998-1
      Certificate (to the extent the Adjusted Investor Amount
      exceeds the balance of the Principal Account after giving
      effect to line 273)                                                                       $       --    274

 275  Total Amount deposited to the Principal Account                                           $       --    275

 276  Principal Account balance after deposit to Principal Account for
      relevant Monthly Period                                                                   $       --    276
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                                                 REALLOCATED PRINCIPAL COLLECTIONS
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 277  Reallocated Principal Collections                                                         $       --    277
 278  Class C Reallocated Amount (to the extent needed to fund excess
      of Total Deficiency Amount over Investor Default Amount)                                  $       --    278
 279  Class B Reallocated Amount (to the extent needed to fund excess
      of Total Deficiency Amount over Investor Default Amount)                                  $       --    279

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                                         TOTAL DEFICIENCY AMOUNT AND INVESTOR CHARGE-OFFS
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
 280  Monthly Finance Charge Allocation prior to allocation of Shared
      Finance Charge Collections                                                                $ 1,805,894   280

 281  Total Monthly Payment                                                                     $   814,332   281
 282  Class A Certificate Interest                                                              $   359,008   282
 283  Class B Certificate Interest                                                              $    44,067   283
 284  Investor Monthly Servicing Fee                                                            $   152,500   284
 285  Investor Default Amount                                                                   $   258,757   285
 286  Unpaid Deposit Obligation                                                                 $       --    286

 287  Total Deficiency Amount prior to allocation of Shared Finance
      Charge Collections (excess of line 281 over line 280)                                     $       --    287

      Allocation of Shared Finance Charge Collections to Series 1998-1
      during the Relevant Monthly Period                                                        $       --
 287  Total Deficiency Amount ("Shortfall") (Section 4.6)                                       $       --    287
 288  Investor Charge-Offs                                                                      $       --    288
 289  Class C Investor Charge-Offs                                                              $       --    289
 290  Class B Investor Charge-Offs                                                              $       --    290
 291  Class A Investor Charge-Offs                                                              $       --    291
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                                                   REDUCTION OF INVESTOR AMOUNTS
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     Class A
     -------
 292  Aggregate amount of Class A Investor Charge-Offs over Class A
      Investor Charge-offs reimbursed pursuant to Section 4.6 (f)                               $       --    292

      Class B
      -------
 293  Aggregate amount of Class B Investor Charge-Offs over Class B
      Investor Charge-offs reimbursed pursuant to Section 4.6 (f)                                $       --    293
 294  Aggregate amount of Class B Reallocated Amounts over Class B
      Reallocated Amounts reimbursed pursuant to subsection 4.6 (f)
      or allocated to the Class C Investor Amount pursuant to
      Section 4.11                                                                              $       --    294

      Class C
      -------
 295  Aggregate amount of Class C Investor Charge-Offs over Class C
      Investor Charge-offs reimbursed pursuant to Section 4.6 (f)                               $       --    295
 296  Aggregate amount of Class C Reallocated Amounts over Class C
      Reallocated Amounts reimbursed pursuant to subsection 4.6 (f)                             $       --    296
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                                                           POOL FACTORS
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 297  Class A Pool Factor                                                                            100.00%  297
 298  Class B Pool Factor                                                                            100.00%  298
 299  Class C Pool Factor                                                                            100.00%  299
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                                                          RESERVE ACCOUNT
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 300  Required Reserve Account Amount ( if applicable)                                                  N/A   300
 301  Reserve Account Reinvestment Rate (if applicable)                                                 N/A   301
 302  Reserve Account balance                                                                   $       --    302

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of
     June, 1998.

     Proffitt's, Inc., as Servicer
     By: /s/ James S. Scully
         -------------------
     Name:  James S. Scully
     Title: Vice President and Treasurer